Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 17, 2014 (this “Amendment”), to the CREDIT AGREEMENT (as defined below) is among ANALOG DEVICES, INC. (the “Borrower”), the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as defined below).
RECITALS
A. Pursuant to that certain Credit Agreement dated as of December 19, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among ANALOG DEVICES, INC. (the “Borrower”), the Lenders (as defined in Article I of the Credit Agreement) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as each such term is defined in Article I of the Credit Agreement), the Lenders and the L/C Issuer have extended, and have agreed to extend, credit to the Borrower.
A.    Pursuant to the Agreement and Plan of Merger dated as of June 9, 2014, by and among the Borrower, BBAC Corp., a Delaware corporation and Hittite Microwave Corporation (“Hittite”), the Borrower intends to indirectly acquire (the “Hittite Acquisition”) all the issued and outstanding equity interests of Hittite.
B.    In connection with the Hittite Acquisition and in order to provide financing for a portion thereof, the Borrower intends to borrow from one or more third parties up to $2,000,000,000 aggregate principal amount of senior unsecured loans (the “Hittite Acquisition Debt”).
C.    Following the consummation of the Hittite Acquisition, it is expected that a Subsidiary of the Borrower will assume the Hittite Acquisition Debt, with the Borrower being released as the primary obligor thereunder but providing a Guarantee thereof (the “Hittite Debt Assumption”).
D.    In connection with the foregoing, the Borrower has requested that the Required Lenders (i) agree to amend Section 7.02 (Indebtedness) of the Credit Agreement to permit the Hittite Debt Assumption and (ii) agree to amend the Credit Agreement as further set forth herein.
E.    The Required Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.
F.    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical order therein:
“Hittite” means Hittite Microwave Corporation, a Delaware corporation.
“Hittite Acquisition” means the acquisition pursuant to the Agreement and Plan of Merger, dated as of June 9, 2014, by and among the Borrower, a Wholly Owned Subsidiary of the Borrower and Hittite of all the issued and outstanding equity interests of Hittite.
“Hittite Acquisition Closing Date” means the date on which the Hittite Acquisition Debt is borrowed.
“Hittite Acquisition Debt” means the borrowing by the Borrower from one or more third parties of up to $2,000,000,000 aggregate principal amount of senior unsecured loans to finance in part the Hittite Acquisition.
“Hittite Debt Assumption” means the assumption of the Hittite Acquisition Debt by a Subsidiary of the Borrower, with the Borrower being released as the primary obligor but providing a Guarantee thereof.
SECTION 2.    Amendment to Section 7.02 of the Credit Agreement. Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (f) thereof, (ii) replacing the period at the end of clause (g) thereof with “; and” and (iii) inserting the following new clause (h) at the end thereof:
“(h) for the period commencing with the Hittite Acquisition Closing Date and through and including the earliest of (a) the 90th day following the Hittite Acquisition Closing Date, (b) the date occurring after the Hittite Acquisition Closing Date on which the Acquisition Debt is paid in full and (c) March 6, 2015, Indebtedness comprised of the Hittite Acquisition Debt after giving effect to the Hittite Debt Assumption.
SECTION 3.    Amendment to Section 7.09 of the Credit Agreement. Section 7.09 (Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity) of the Credit Agreement is hereby amended by deleting therefrom the words “, nor shall it permit any Subsidiary to,”.
SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the L/C Issuer and each of the Lenders that:
(a)    This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    After giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.
(c)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.    Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) the Borrower and (ii) the Required Lenders, and acknowledged by the Administrative Agent.
SECTION 6.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the L/C Issuer or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:
ANALOG DEVICES, INC.,

By: /s/ William A. Martin

Name: William A. Martin
Title: V.P. of M&A & Treasurer

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

LENDERS:
BANK OF AMERICA, N.A., as a Lender,
Swing Line Lender and L/C Issuer

By: /s/ Patrick Martin

Name: Patrick Martin
Title: Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By: /s/ Christopher Day

Name: Christopher Day
Title: Authorized Signatory

By: /s/ Tyler R. Smith

Name: Tyler R. Smith
Title: Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Justin Kelley

Name: Justin Kelley
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender

By: /s/ Manuel Burgueño

Name: Manuel Burgueño
Title: Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ Donald G. Cassidy, Jr.

Name: Donald G. Cassidy, Jr.
Title: Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By: /s/ Matthew Antioco

Name: Matthew Antioco
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Dhiren Desai

Name: Dhiren Desai
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Christopher Winthrop

Name: Christopher Winthrop
Title: Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.

ACKNOWLEDGED AND AGREED
as of the date first written above:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Brenda Schriner

Name: Brenda Schriner
Title: Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
ANALOG DEVICES, INC.